Exhibit 99.1

Navidea Biopharmaceuticals Appoints Joshua Wilson to the Board of Directors; Announces Dates Related to its 2022 Annual Meeting of Stockholders

DUBLIN, Ohio--(BUSINESS WIRE)--Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) (“Navidea” or the “Company”), a company focused on the development of precision immunodiagnostic agents and immunotherapeutics, today announced the appointment of Joshua (“Josh”) Wilson to its Board of Directors, effective September 30, 2022, with a term ending concurrently with the Company’s 2024 annual stockholders’ meeting.

Mr. Wilson is a seasoned banking and finance executive with more than 23 years of financial services and family office experience. During his career, Mr. Wilson focused his efforts on raising capital and streamlining company operations for profit and non-profit entities, raising more than $500 million. Currently, Mr. Wilson is the Chief Executive Officer for the UpSwing Foundation, focusing on raising capital for the vertical construction of UpSwing Foundation’s World Headquarters and overseeing all day-to-day operations of its business in support of the Foundation’s mission of “Connecting People and Catapulting Dreams-Together,” achieved through access to elite athletic facilities, multi-sport training, and scholarship opportunities. Mr. Wilson is also the Executive Director of G2G Ventures, a Colorado-based single-family office, focusing on the creation of its first four private equity partnership funds with assets in energy, industrial warehousing, biotechnology and biopharmaceuticals. Mr. Wilson has served in both of these positions since June 2022. From 2017 to June 2022, Mr. Wilson was State President-CO/WY-AZ-CA of First Western Trust Bank, and from 2011 to 2016, he served as Chief Financial Officer/Family Office Executive of Central Resources, Inc. Prior to that, Mr. Wilson held roles of increasing responsibility at multiple financial institutions, including Market President-Denver of First Western Trust Bank, Senior Vice President of Vectra Private Bank, and Vice President of Bank One/JP Morgan Chase. Mr. Wilson currently serves on the board of directors of Lynx Energy ULC, with prior board experience with First Western Trust. Mr. Wilson currently serves on the Audit and Finance Committees of National Western Stock Show and The Club at Rolling Hills. Mr. Wilson received his B.S. in Business Administration from Regis University.

Dr. Michael Rosol, Chief Medical Officer for Navidea, said, “Navidea is pleased to add Josh, a highly respected and exceptionally talented individual, to its Board of Directors. His experience will help guide the Company through its next phases of growth and development.”

Navidea Board Chair Alexander L. Cappello said, “I am proud to welcome Josh to the Navidea Board of Directors. His management experience as an executive officer, success in capital raises and finance, demonstrated leadership, and board experience combine to make him an excellent addition to Navidea.”

Navidea also announced that its 2022 Annual Meeting of Stockholders (“2022 Annual Meeting”) will be held on Thursday, December 8, 2022 at 1:00 pm Eastern Standard Time. The 2022 Annual Meeting will be a completely virtual meeting conducted via webcast. The Board of Directors has fixed the close of business on October 10, 2022 as the record date for the determination of stockholders entitled to notice of and to vote during the 2022 Annual Meeting and any adjournment thereof.

Because the date of the 2022 Annual Meeting is more than 30 days after the anniversary of the 2021 Annual Meeting of Stockholders, the Company is providing notice of the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations with respect to the 2022 Annual Meeting.

In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must be delivered to, or mailed to and received at, the Company’s executive offices located at 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017, Attention: Corporate Secretary, on or before the close of business on October 10, 2022, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2022 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8 of the Exchange Act.

Pursuant to the Company’s Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a director nomination for consideration at the 2022 Annual Meeting must comply with the requirements of the Bylaws, including delivering such proposals and/or nominations to the executive offices of the Company located at 4995 Bradenton Avenue, Suite 240, Dublin, Ohio 43017, Attention: Corporate Secretary, by no later than close of business on October 10, 2022. Any proposal or nomination received outside of such dates will be considered untimely and will not be considered at the 2022 Annual Meeting. Any stockholder proposal or director nomination must also comply with the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) is a biopharmaceutical company focused on the development of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products based on its Manocept platform to enhance patient care by identifying the sites and pathways of disease and enable better diagnostic accuracy, clinical decision-making, and targeted treatment. Navidea’s Manocept platform is predicated on the ability to specifically target the CD206 mannose receptor expressed on activated macrophages. The Manocept platform serves as the molecular backbone of Tc99m tilmanocept, the first product developed and commercialized by Navidea based on the platform. Navidea’s strategy is to deliver superior growth and shareholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts. For more information, please visit www.navidea.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations regarding pending litigation and other matters. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: our history of operating losses and uncertainty of future profitability; the final outcome of any pending litigation; our ability to successfully complete research and further development of our drug candidates; the timing, cost and uncertainty of obtaining regulatory approvals of our drug candidates; our ability to successfully commercialize our drug candidates; dependence on royalties and grant revenue; our ability to implement our growth strategy; anticipated trends in our business; our limited product line and distribution channels; advances in technologies and development of new competitive products; our ability to comply with the NYSE American continued listing standards; our ability to maintain effective internal control over financial reporting; the impact of the current coronavirus pandemic; and other risk factors detailed in our most recent Annual Report on Form 10-K and other SEC filings. You are urged to carefully review and consider the disclosures found in our SEC filings, which are available at http://www.sec.gov or at http://ir.navidea.com.

Investors are urged to consider statements that include the words “will,” “may,” “could,” “should,” “plan,” “continue,” “designed,” “goal,” “forecast,” “future,” “believe,” “intend,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions, as well as the negatives of those words or other comparable words, to be uncertain forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be incorrect. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Investor Relations Contact

Navidea Biopharmaceuticals, Inc.

Jeffrey Smith

Vice President of Operations

614-822-2365

jsmith@navidea.com